AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994








                                                                  Exhibit 10.2


Date:       April 12, 1994

To:         Thomas L. West, Jr.

Subject:    Employment Memorandum of Understanding


1.    Subject.    The purpose of this memorandum is to document our  agreement regarding your proposed employment with The Variable Annuity
      Life Insurance Company (VALIC). This memorandum is not intended to include all of the details of your employment, but to highlight certain key points.

2.    Employment Date.  On or about April 15, 1994.

3.    Position Summary/Major Responsibilities.

      a. You will be elected to the No. 2 position in VALIC -- that of President. As such, you will be a member of the Office of the Chairman of VALIC and you will report to the Chairman and Chief Executive Officer, Stephen D. Bickel. Included is a brief description of this position. Enclosure (a).

      b. Since this is a senior officer level position with VALIC, it will require approval by the Board of Directors of VALIC. This will be recommended by management and a special meeting of the VALIC Board will be called to expedite this process prior to April 15, 1994.

      c. As a senior officer of VALIC, you will be called upon to participate in industry, civic and other outside activities. Your objective in this respect will be to display a position of leadership and to maintain good relationships with the company's many publics. Participation in these outside company activities requires approval pursuant to SPM 2712.G. Enclosure (b).

      e. SPM 108.E and MEM Memo 700.1 outline responsibilities which are general in nature to all management personnel. These are particularly applicable to senior officers of all American General companies. Enclosure (c).

      f. You should provide Ernst & Young (E&Y), the company's independent auditor, with a copy of your personal financial statement, including a detailed list of all personal investments, on or shortly after your employment date. All such information given to E&Y will be treated as confidential by them.

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




4.    Management Strategy.    It  is  imperative  that you  become  thoroughly
                              familiar  with   American  General's  management
        strategy - the framework of decisions that determines how American General is managed. In this regard, we use Main Event Management , a system specifically designed for managing the organization as a whole. A thorough review of the material included as Enclosure (d) will assist you in this regard.

5.    Proposed Salary and Benefits.

      a.    Salary.  Your initial salary will be $275,000 per annum.

      b.    Relocation Allowance.   In lieu  of any relocation  benefits under
            the standard AG Relocation Program, reimbursement for moving expenses will be made as follows:

          The company will pay the cost of moving your household goods and two automobiles.
          The company will reimburse you for reasonable and customary closing costs associated with both the sale of your current residence and the purchase of a home in the Houston area.
          The company will provide assistance in the sale of your current residence, including an option for home purchase by American General's relocation services firm, if you so desire.
          In lieu of reimbursement for any other move-related expenses, the company will pay you a special relocation allowance of $50,000 to be paid in three equal monthly installments beginning 30 days following the commencement of your employment.

      c. Cash Bonus. A cash bonus of $100,000 will be paid when other executive cash bonuses are scheduled to be paid in March 1995, subject to your being employed at that time and your continued acceptable performance.

      d. Restricted Stock. You will be awarded 5,000 shares of American General Corporation common stock effective on or shortly after your employment date. These shares will vest after five years of the award date provided you are still employed by an American General company. During that five year period and assuming continued employment, you will be entitled to receive the dividends and vote these shares. Complete details are contained in Enclosure (e).

      e. Stock Options. You will be awarded stock options for 10,000 shares of American General common stock effective on or shortly after your employment date. These stock options will be in the form of ISO's for up to a total value of $100,000 and for any shares remaining, the stock options will be in the form of NQO's. All options will vest after six months of employment. Complete details are contained in enclosures (f) and (g).

      f.  Performance Reviews.   Salaries of executive personnel are  reviewed
          annually on  or about May 1st  of each year  in accordance with  the

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




          company's Executive Review Program. Taken into account will be the company's performance, as well as your own personal performance.
          Changes in salary may occur every two to three years or as otherwise required to maintain an equitable relationship between your contribution and your compensation (C=C).

      g. Supplemental Retirement Benefits. West will be provided an additional retirement benefit equal to one year of additional service for each year of continuous service, up to a maximum of seven additional years, to commence accumulating after three full years of continuous service. This additional benefit will be provided outside of the AG Retirement Plan and will vest after five full years of continuous service.

      h. Incentive Compensation and Stock Option Plan. Annually in March, the Personnel Committee of the AGC Board of Directors determines what, if any, awards will be made under the company's stock and incentive plan. As a senior officer of VALIC, you will be eligible for consideration for award(s) by that committee in March 1995, subject to your acceptable performance and continued employment with American General.

      i. Benefits. You will be eligible for full benefits under the company's short term disability plan as if you have over 20 years of service. You will be eligible to participate in all other benefits offered to employees of American General in accordance with the terms of those plans as in effect from time to time. See "You and American General," the company's compendium of summary plan descriptions.

6.    Perquisites.

      a. Company Car. You are eligible to participate in this program under the designation of "executive car." See Enclosure (h) for details.

      b.  Club.   The company will reimburse  you for  membership and business related expenses for a luncheon or country club; however, prior approval of a particular club will be required.

7.    Severance of Employment Relationship.

      a. VALIC's policy is not to guarantee employment. If however, your employment is involuntarily terminated by VALIC for any reason other than for "cause" during the first 12 months of your employment, then in lieu of any severance benefits under any American General company's severance plan, you will continue to receive your full monthly salary for a period of 12 months following your employment termination. If your employment is terminated during your second 12 months of employment, then you will receive your full monthly salary for a period of 6 months following your employment termination and, provided you remain unemployed, you will receive one-half of your monthly salary each

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




          month on a month to month basis while you remain unemployed for up to six additional months. After termination of employment, only those benefits that are fully vested as of the date of termination will be provided; there will be no acceleration of non-vested benefits, including but not limited to bonuses, options, and restricted stock.

      b.  Severance  Agreement.   A "change  of control"  executive  Severance
          Agreement for you will be provided.  Enclosure (i).



Submitted on Behalf of
The Variable Annuity Life Insurance Company


By:/s/ Stephen D. Bickel
  STEPHEN D. BICKEL



READ AND ACCEPTED

By:/s/ Thomas L. West
  THOMAS L. WEST

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994





Enclosures:

  (a)   Position Description dated 3-14-94;
  (b)   SPM 2712.G - Industry, Business and Professional Organizations;
  (c) SPM 108.E and MEM MEMO 700.1A - Responsibilities Common to all Management Personnel ("The Silent Six");
  (d)   American General Management Strategy; Information Regarding;
  (e)   Restricted Stock Agreement - sample copy;
  (f)   Incentive Stock Option Agreement - sample copy;
  (g)   Standard Non-qualified Stock Option Agreement - sample copy;
  (h)   SPM 8500.K - Company Car Program; Description of the
  (i)   Severance Agreement - sample copy;

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994








                                                                  Exhibit 10.3


                             EMPLOYMENT AGREEMENT


  This Employment Agreement is entered into between American General Corpora-tion ("American General") and Harold S. Hook ("Hook"), to be effective as of the 27th day of April, 1994 (the "Effective Date").
  WHEREAS, Hook is presently employed by American General in the capacity of Chairman and Chief Executive Officer.
  WHEREAS, American General and Hook desire to continue the employment relationship pursuant to the terms and conditions and for the consideration set forth in this Employment Agreement.
  WHEREAS, American General and Hook have contemporaneously herewith entered into a Consulting Agreement applicable to a specified period of time following Hook's retirement under this Employment Agreement.
  WHEREAS, contemporaneously herewith American General, Hook and Main Event Management Corporation ("MEMC") have entered into a License Agreement pertain-ing to MEMC's Main Event Management System created by Hook which consists of four major categories of work product, with the sub-components shown on this listing:

  1.  Model-Netics

  2.  Ten Management Systems:

        Approval Control Program
        Audit Control Program
        Budget Program
        Desk Manual Program
        Directive & Information System
        Manager Operating System
        Performance Planning System
        Reports Control Program
        Salary Administration Program
        Systems Control Program

  3.  Fifteen Educational and Training Programs:

      (1) Basic Course in Model-Netics
      (2) Model-Netics Instructor Training Program
      (3) Applied Model-Netics/Training Course in Problem Management
      (4) Applied   Model-Netics/Training   Course   in   Problem   Management
          Instructor Training Program
      (5) Model-Netics for Supervisors
      (6) Model-Netics for Supervisors Instructor Training Program
      (7) MEM Systems Installation Program
      (8) MEM Systems Coordinator Training Program
      (9) Manager Operating System Training Course

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




      (10)  Manager  Operating  System  Training  Course  Instructor  Training
            Program
      (11)  Structured Writing Program (Consulting Associates)
      (12)  Structured Writing Program (Short Course)
      (13)  System Manager Training Program
      (14)  Executive Course in Main Event Management
      (15)  Consulting Associate Training Program

  4. An accumulation of Hook's prior work product called the Theoretical Framework for the Main Event Management System, including numerous pages of transcribed speeches, audiotapes of Hook's speeches, videotapes of Hook's speeches, written presentations that have been made by Hook, work in progress and other materials relating to the Main Event Management System, and a system of storing, indexing, and accessing such materials.

  NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and obligations contained herein, American General and Hook agree as follows:

Article 1.  Employment and duties:

  1.1. American General agrees to continue to employ Hook, and Hook agrees to continue to be employed by American General, beginning as of the Effective Date of this Employment Agreement and extending throughout the Term of this Employment Agreement, subject to the terms and conditions of this Employment Agreement.
  1.2. During the Term of this Employment Agreement, Hook shall be employed by American General in the position of Chairman and Chief Executive Officer. Hook agrees that during the Term of this Employment Agreement he shall serve as Chairman and Chief Executive Officer of American General and shall perform diligently and to the best of his abilities the duties and services pertaining to the position of Chairman and Chief Executive Officer.
  1.3. Except as otherwise provided herein, Hook shall, during the period of Hook's employment by American General, devote his full business time, energy, and best efforts to the business and affairs of American General. In that connection, Hook may expend a reasonable portion of his business time creat-ing, developing, modifying, improving and implementing within American General's organization MEMC's Main Event Management System even though such efforts may indirectly benefit MEMC and/or Hook. Hook may also expend a portion of his time, not to exceed five percent of his total business time, promoting and commercializing MEMC's Main Event Management System for the benefit of MEMC and the benefit of Hook.
  1.4. Hook is authorized to take such actions during his employment by American General under this Employment Agreement as are reasonably necessary to institutionalize the Main Event Management System within the American General Group (American General and the various entities in which American General owns or controls, directly or indirectly, fifty percent or more of the common stock or other equity interest existing as of the Effective Date or hereafter formed or acquired are referred to herein as the "American General Group") and is authorized to incur reasonable costs on behalf of American General as necessary to accomplish such institutionalization. It is antici-pated that institutionalization of the Main Event Management System may

                                  - Page 2 -
       EMPLOYMENT AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




include preparation and installation of the following deliverables: (i) a second edition of Model-Netics, (ii) a completed version of the Systems Control Program, (iii) a teaching manual and book for the Executive Course in Main Event Management, and (iv) a computer-assisted training course for the Basic Course in Model-Netics.

Article 2.  Compensation and benefits:

  2.1. Hook's base salary during this Employment Agreement shall be $980,000 per annum and shall be paid in bi-weekly installments in accordance with American General's standard practices. Hook's salary shall be reviewed annually by the appropriate Committee of the Board of Directors but shall not be reduced below the amount specified in the previous sentence. American General may withhold from any compensation, benefits, or amounts payable under this Employment Agreement all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.
  2.2. While employed by American General, Hook shall participate, on the same basis generally as other employees of American General, in all employee benefit plans and programs, including improvements or modifications of the same, which on the Effective Date or thereafter are made available by American General to all or substantially all of American General's employees or which are available to senior executives of American General. Such benefits, plans, and programs may include, without limitation, medical, health, vision, and dental care, life insurance, disability protection, and pension plans. American General shall not by reason of this Paragraph 2.2 be obligated to institute, maintain, or refrain from changing, amending, or discontinuing, any such employee benefit plan or program, so long as such actions are similarly applicable to covered employees generally. Notwithstanding the foregoing, nothing in this Employment Agreement shall limit or reduce any benefit that Hook is entitled to under existing employee benefit plans, programs, or arrangements, including, without limitation, the payment of any annual bonus determined by the appropriate Committee of the Board of Directors.
  2.3. Hook acknowledges that contemporaneously herewith Hook has been granted options to purchase 400,000 shares of American General common stock under the American General Corporation 1984 Stock and Incentive Plan, which was amended and restated as of February 1994. Hook further acknowledges that it is the expectation of Hook and American General that Hook will not be granted any further stock options during his employment with American General.
  2.4. American General shall provide Hook for the remainder of his life or until incapacitated a private office suitable for a senior executive (includ-ing furniture, telephone, telefax, and work station equipment) either within the American General campus or in comparable facilities outside the American General campus that are acceptable to both parties and the full and exclusive services of a secretary suitable for a senior executive who is an American General employee with all of the benefits enjoyed by other American General







                                  - Page 3 -
       EMPLOYMENT AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




secretarial  employees.   This  obligation shall  survive termination  of this
Employment Agreement and any termination of Hook's employment relationship.

Article 3.  Term and termination:

  3.1. The Term of this employment relationship between American General and Hook under this Employment Agreement shall extend from the Effective Date until American General's Annual Shareholders' Meeting held in 1997. The employment relationship, and the mutual obligations of American General and Hook that result from such relationship, may be terminated prior to the end of the Term only as provided herein.
  3.2 Hook may terminate this Agreement at any time prior to the expiration of the Term for Cause. The term Cause shall mean American General's material breach of any material provision of this Employment Agreement which remains uncorrected for thirty (30) days following written notice by Hook to American General of such breach. Upon termination of the employment relationship by Hook for Cause, Hook shall be entitled, in consideration of Hook's continuing obligations hereunder after such termination, to receive his then current salary under Paragraph 2.1 for the remainder of the Term of this Employment Agreement (the "Severance Payments"). Hook shall not be entitled to any individual bonuses or individual incentive compensation not yet awarded at the date of such termination. Hook shall be entitled to receive all salary, bonuses or incentive payments previously awarded or granted to Hook (to the extent earned or vested) and the payment of which has been deferred or otherwise not received by Hook. Hook shall also be entitled to any and all payments due and owing Hook under the Supplemental Thrift Plan or any other applicable employee benefit plan, program or practice, in accordance with the terms and conditions of such plan, program or practice; provided, however, that Hook's Severance Payments are subject to the provisions of Paragraph 3.6. Hook shall not be under any duty or obligation to seek or accept other employ-ment following such termination and the amounts due Hook hereunder shall not be reduced or suspended if Hook accepts subsequent employment. Hook's rights under this Paragraph 3.2 are Hook's sole and exclusive rights against American General, and American General's sole and exclusive liability to Hook, for termination of this Employment Agreement, in contract, tort, or otherwise.
  3.3. American General may terminate this Agreement at any time prior to the expiration of the Term for Cause. The term Cause shall mean Hook's material breach of any material provision of this Employment Agreement which remains uncorrected for thirty (30) days following written notice by American General to Hook of such breach. All future compensation under this Employment Agreement shall cease and terminate as of the date of termination for Cause. Hook shall be entitled to his pro rata salary through the date of such termination, but Hook shall not be entitled to any individual bonuses or individual incentive compensation not yet awarded at the date of such termina-tion. Hook shall be entitled to receive all salary, bonuses or incentive payments previously awarded or granted to Hook (to the extent earned or vested) and the payment of which has been deferred or otherwise not received by Hook. Hook shall also be entitled to any and all payments due and owing Hook under the Supplemental Thrift Plan or any other applicable employee benefit plan, program or practice in accordance with the terms and conditions of such plan, program, or practice.

                                  - Page 4 -
       EMPLOYMENT AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




  3.4. The employment relationship under this Employment Agreement shall automatically terminate upon Hook's death or Hook becoming incapacitated by accident, sickness or other circumstance which renders him mentally or physically incapable of performing the duties and services required of him in his capacity as Chairman and Chief Executive Officer. The term "incapaci-tated" means an illness or injury that prevents Hook from performing his services as Chairman and Chief Executive Officer, there is a written medical opinion by a physician reasonably selected by the Board of Directors to the foregoing effect, and the Board of Directors concludes that Hook is perman-ently and totally unable to perform his duties for American General. The date of termination of the employment relationship as a result of Hook becoming incapacitated shall be established by the Board of Directors and shall not be earlier than the date the Board of Directors takes such action. Upon termina-tion of the employment relationship as a result of Hook's death, Hook's then current salary specified in Paragraph 2.1 for the lesser of nine (9) months or the remainder of the Term shall be paid to Hook's estate (unless American General has received written instructions from Hook directing that such payments shall be otherwise made), but Hook's estate shall not be entitled to any individual bonuses or individual incentive compensation not yet paid to Hook at the date of such termination unless such payments are specifically authorized by the applicable employee benefit plan or are expressly approved by the Board of Directors. Upon termination of the employment relationship as a result of Hook's incapacity, Hook's salary specified in Paragraph 2.1 for the remainder of the Term shall cease and Hook shall instead receive payments pursuant to American General's disability plan; Hook shall not be entitled to any individual bonuses or individual incentive compensation not yet awarded to Hook at the date of such termination unless such payments are specifically authorized by the applicable employee benefit plan or are expressly approved by the Board of Directors. Hook shall be entitled to receive all salary, bonuses or incentive payments previously awarded or granted to Hook and the payment of which has been deferred or otherwise not received by Hook. Hook shall also be entitled to any and all payments due and owing Hook under the Supplemental Thrift Plan or any other applicable employee benefit plan, program or practice, in accordance with the terms and conditions of such plan, program or practice.
  3.5. American General shall have the right to terminate Hook's employment prior to expiration of the Term at any time for any reason whatsoever without Cause but Hook shall be entitled, in consideration of Hook's continuing obligations hereunder, after such termination to receive the Severance Payments. Hook shall not be under any duty or obligation to seek or accept other employment following such termination and the amounts due Hook hereunder shall not be reduced or suspended if Hook accepts subsequent employment. Hook shall not be entitled to any individual bonuses or individual incentive compensation not yet awarded at the date of such termination. Hook shall be entitled to receive all salary, bonuses or incentive payments previously awarded or granted to Hook (to the extent earned or vested) and the payment of which has been deferred or otherwise not received by Hook. Hook shall also be entitled to any and all payments due and owing Hook under the Supplemental Thrift Plan or any other applicable employee benefit plan, program or practice in accordance with the terms and conditions of such plan, program or practice; provided, however, that Hook's Severance Payments are subject to the provi-

                                  - Page 5 -
       EMPLOYMENT AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




sions of Paragraph 3.6. Hook's rights under this Paragraph 3.5 are Hook's sole and exclusive rights against American General, and American General's sole and exclusive liability to Hook, for termination of this Employment Agreement, in contract, tort, or otherwise.
  3.6. In all cases, the Severance Payments shall be offset against any amounts to which Hook may otherwise be entitled under any and all severance plans, severance policies, or severance agreements of American General, but only to the extent such amounts are specifically denominated under the applicable plan, policy or agreement as a severance payment. In the event that the same circumstances generate a financial obligation in favor of Hook under both this Employment Agreement and any severance plans, severance policies, or severance agreements existing between Hook and American General (e.g., a Change of Control or Change in Duties both obligates American General to pay a Severance Amount under the Severance Agreement and constitutes Cause for Hook to terminate this Employment Agreement and thereby obligates American General to pay the Severance Payments), then Hook may elect to receive the greater of such payments, but not both.
  3.7. American General may not offset against any sums owed to Hook under this Employment Agreement any sums owed by MEMC or Hook to any member of the American General Group under the License Agreement executed contemporaneously herewith or otherwise.

Article 4: Relationship of the parties upon the expiration of the Term of this Employment Agreement:

  4.1. Upon the expiration of the Term the relationship of the parties shall automatically become governed by the Consulting Agreement executed contempora-neously herewith. The fact that Hook continues to office within the American General campus and provide services to American General shall not extend this Employment Agreement unless such extension is expressly agreed to in writing by the parties.
Article 5: Ownership of information and copyrights:

  5.1. The ownership of the work product (as defined in the License Agree-ment) created by the employees and independent contractors of MEMC and American General pertaining to the Main Event Management System are covered by the provisions of the License Agreement executed contemporaneously herewith.
  5.2. Hook acknowledges and agrees that, except for work product that is the subject of Paragraph 5.1, the ownership of information and work product created or developed by Hook in the course and scope of his employment by American General shall belong to American General in accordance with the law.

Article 6.  Protection of confidential information:

  6.1. Hook acknowledges that the business of the American General Group is highly competitive and that their strategies, methods, books, records, and documents, their technical information concerning their products, equipment, services, and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning their customers and business affiliates, all comprise confidential business information and trade secrets which are valuable, special, and unique assets

                                  - Page 6 -
       EMPLOYMENT AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




which the American General Group use in their business to obtain a competitive advantage over their competitors. Hook acknowledges and agrees that he will maintain the confidentiality of such information in accordance with the law. Hook may disclose such confidential information to third parties as required by law or responsive to a civil investigative demand, provided that Hook first notifies American General and gives American General an opportunity to take action to protect the confidentiality of its information.

Article 7.  Miscellaneous:

  7.1 MEMC is intended to be a third party beneficiary of the provisions of this Employment Agreement pertaining to the ownership of the Main Event Management System and intellectual property rights therein.
  7.2. For purposes of this Employment Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when received by the recipient or upon the expiration of seven days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:
  If to American General, to:

      American General Corporation
      ATTN:  General Counsel
      2929 Allen Parkway
      Houston, Texas 77019

  If to Hook, to:

      Harold S. Hook
      43 West Terrace Drive
      Houston, Texas 77007-7040


Either American General or Hook may furnish a change of address to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.
  7.3. This Employment Agreement shall be governed in all respects by the laws of the State of Texas, or, to the extent required, applicable federal law, excluding any conflict-of-law rule or principle that might refer the construction of the Employment Agreement to the laws of another State or country.
  7.4. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Employment Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Employment Agreement may not be waived, modified or amended in any respect by any verbal statement, representation or agreement made by any employee, officer or representative of American General, or by any written document unless the written document is signed by both a duly authorized officer of American General and Hook and the written document specifically refers to the provision of this Employment Agreement that is waived, modified or amended.

                                  - Page 7 -
       EMPLOYMENT AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




  7.5. This Employment Agreement shall be binding upon and inure to the benefit of American General and any other person, association, or entity which may hereafter acquire or succeed to all or substantially all of the business or assets of American General by any means whether direct or indirect, by purchase, merger, consolidation, or otherwise. Hook's rights and obligations under this Employment Agreement are personal and, except as provided herein, such rights, benefits, and obligations of Hook shall not be voluntarily or involuntarily assigned, alienated, or transferred, whether by operation of law or otherwise, without the prior written consent of American General.
  7.6. Any and all claims, demands, causes of action, disputes, controver-sies and other matters in question arising out of or relating to this Emplo-yment Agreement, the alleged breach thereof, or in any way relating to the subject matter of this Employment Agreement involving American General or Hook ("Claims"), even though some or all of such Claims allegedly are extra-contractual in nature, whether such Claims sound in contract, tort or other-wise, at law or in equity, under State or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be con-ducted in Houston, Texas. This agreement to arbitrate shall be enforceable in either federal or State court. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or State court having jurisdiction. The enforcement of this agreement to arbitrate and all proce-dural aspects of this agreement to arbitrate, including but not limited to, the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitra-bility, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. In deciding the substance of any such Claim, the Arbitrators shall apply the substantive laws of the State of Texas; provided, however, that the Arbitra-tors shall have no authority to award punitive damages under any circumstances (whether it be exemplary damages, treble damages, or any other penalty or punitive type of damages) regardless of whether such damages may be available under Texas law, the parties hereby waiving their right, if any, to recover punitive damages in connection with any such Claims. Prior to either party instituting a Claim under this Employment Agreement, the complaining party shall provide to the other party a written notice specifying the alleged breach. The other party shall be given thirty (30) days to cure such breach before any Claim is filed. It is further agreed that prior to such Claims being submitted to the Final Hearing before the Arbitrators on such Claims, American General and Hook shall attempt to resolve such Claims through non-binding mediation of such Claims.
  7.7. In the event of a dispute between the parties, the prevailing party shall be entitled to recover his or its reasonable and necessary attorneys fees, excluding contingent fee arrangements, and costs.
  IN WITNESS WHEREOF, American General Corporation and Harold S. Hook have duly executed this Employment Agreement in multiple originals to be effective as of the Effective Date.



                                  - Page 8 -
       EMPLOYMENT AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




                AMERICAN GENERAL CORPORATION


                By:_________________________________________
                Name:______________________________________
                This 27th day of April, 1994


                ____________________________________________
                HAROLD S. HOOK
                This 27th day of April, 1994

                                  - Page 9 -
       EMPLOYMENT AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994








                                                                  Exhibit 10.4


                             CONSULTING AGREEMENT


  This Consulting Agreement is made and entered into by and between American General Corporation ("American General") and Harold S. Hook ("Hook").
  WHEREAS, on March 25, 1976, American General Insurance Company entered into a Limited License Agreement with Main Event Management Corporation ("MEMC"), a California corporation controlled by Hook, pertaining to the Main Event Management System known by the names and marks Main Event Management and MEM that Hook had largely previously developed and transferred to MEMC.
  WHEREAS, although Hook was not a party to the Limited License Agreement, the Limited License Agreement in part defines the activities that Hook individually was authorized to engage in for the benefit of MEMC while he was employed by American General, which included the continued development of the Main Event Management System.
  WHEREAS, by virtue of a 1980 reorganization, American General Insurance Company merged into a subsidiary of American General and, in connection there-with, American General Insurance Company and American General executed a general conveyance and assumption of liabilities by which American General succeeded to the terms and conditions of the Limited License Agreement.
  WHEREAS, under the terms of the Limited License Agreement, the Main Event Management System was to be installed at the American General Group (American General and the various entities in which American General owns or controls, directly or indirectly, fifty percent or more of the common stock or other equity interest existing as of the Effective Date or hereafter formed or acquired are referred to herein as the "American General Group") and over the years the Main Event Management System has been installed throughout the American General Group.
  WHEREAS, at this time the Main Event Management System consists of four major categories of work product, with the sub-components shown on this listing:

  1.  Model-Netics

  2.  Ten Management Systems:

        Approval Control Program
        Audit Control Program
        Budget Program
        Desk Manual Program
        Directive & Information System
        Manager Operating System
        Performance Planning System
        Reports Control Program

                                  - Page 1 -
       CONSULTING AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




        Salary Administration Program
        Systems Control Program


  3.  Fifteen Educational and Training Programs:

      (1) Basic Course in Model-Netics
      (2) Model-Netics Instructor Training Program
      (3) Applied Model-Netics/Training Course in Problem Management
      (4) Applied   Model-Netics/Training   Course   in   Problem   Management
          Instructor Training Program
      (5) Model-Netics for Supervisors
      (6) Model-Netics for Supervisors Instructor Training Program
      (7) MEM Systems Installation Program
      (8) MEM Systems Coordinator Training Program
      (9) Manager Operating System Training Course
      (10)  Manager  Operating  System  Training  Course  Instructor  Training
            Program
      (11)  Structured Writing Program (Consulting Associate)
      (12)  Structured Writing Program (Short Course)
      (13)  System Manager Training Program
      (14)  Executive Course in Main Event Management
      (15)  Consulting Associate Training Program

  4. An accumulation of Hook's prior work product called the Theoretical Framework for the Main Event Management System, including numerous pages of transcribed speeches, audiotapes of Hook's speeches, videotapes of Hook's speeches, written presentations that have been made by Hook, work in progress and other materials relating to the Main Event Management System, and a system of storing, indexing, and accessing such materials.

  WHEREAS, American General, Main Event Management Corporation, and Hook have contemporaneously herewith entered into a License Agreement pertaining to MEMC's Main Event Management System that supersedes and supplants the March 25, 1976 Limited License Agreement.
  WHEREAS, Hook has served as Chairman and Chief Executive Officer of American General for a number of years, American General has contemporaneously herewith entered into an Employment Agreement extending Hook's employment by American General until the annual shareholders' meeting held in 1997, and American General and Hook desire that upon his retirement from the employ of American General he shall provide personal consultation services to American General with respect to Hook's area of interest, i.e., the providing of advice with respect to issues that may from time to time affect American General.
  For and in consideration of the mutual covenants and promises and represen-tations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, American General and Hook agree as follows:





                                  - Page 2 -
       CONSULTING AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




1.    Effective Date:

  1.1. Except as provided in Paragraph 4.1 below, it is a condition prece-dent to the obligations of American General and Hook under this Consulting Agreement that the Employment Agreement executed contemporaneously herewith extend to its full Term. If the Employment Agreement extends to its full Term, the Effective Date of this Consulting Agreement shall be the day following the expiration of the Term of the Employment Agreement. If the Employment Agreement does not extend to its full Term, Hook shall be entitled only to the payments specified in Paragraph 4.1; the remaining obligations of the parties under this Consulting Agreement shall be null and void.

2.    Hook's consulting obligations:

  2.1. During the Term of this Consulting Agreement, Hook shall be available for general personal consultation to American General with respect to issues that may from time to time affect American General. Hook's consulting services shall include, but not be limited to, the installation of MEMC's Main Event Management System at the American General Group. In order that Hook shall be free to pursue other interests, it is agreed that American General in each calendar year may not call upon Hook to expend more than twenty (20%) percent of his business time annually providing consultation services to American General. Hook shall provide such services at reasonable times upon reasonable prior notice.

3.    Term and termination of consulting relationship:

  3.1. The Term of this consulting relationship between American General and Hook shall extend from the Effective Date until the earlier of Hook's death or incapacity (as that term is defined in the Employment Agreement executed contemporaneously herewith) or for five (5) years. So long as Hook shall live and not be incapacitated, the Term shall automatically extend for repetitive one (1) year periods unless either party shall provide a written notice of termination at least ninety (90) days prior to the end of the initial five year period or the end of any subsequent one year extension.
  3.2. Either Hook or American General may terminate this Consulting Agreement at any time prior to the expiration of the Term for Cause. The term Cause shall mean the defaulting party's material breach of any material provision of this Consulting Agreement which remains uncorrected for thirty
(30) days following written notice by the other party to the defaulting party. Upon termination of this Consulting Agreement for Cause by American General, Hook shall be entitled to his consultancy fees specified in Paragraph 4.2 through the date of termination but, except as specifically otherwise provided in this Consulting Agreement, all future compensation or benefits otherwise owed by American General to Hook pursuant to this Consulting Agreement shall cease. Upon termination of this Consulting Agreement for Cause by Hook, Hook






                                  - Page 3 -
       CONSULTING AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




shall be entitled to his consultancy fees specified in Paragraph 4.2 through the end of the initial five year period specified in Paragraph 3.1 (without regard to the condition precedent in Paragraph 4.4 and not withstanding any death or incapacity of Hook after termination). Hook's rights under this Paragraph 3.2 are Hook's sole and exclusive rights against American General, and American General's sole and exclusive liability to Hook, for such termina-tion of this Consulting Agreement, in contract, tort, or otherwise.
4.    Hook's compensation under this Consulting Agreement:

  4.1. In the event that the Employment Agreement fails to extend for its full Term because (i) Hook dies, (ii) Hook becomes incapacitated (as defined in the Employment Agreement), (iii) American General terminates Hook's employment under the Employment Agreement without Cause, or (iv) Hook termi-nates his employment under the Employment Agreement for Cause, then Hook shall be entitled under this Consulting Agreement only to a payment in the sum of $250,000 multiplied by the factor the numerator of which is the number of whole months that he was employed by American General under the Employment Agreement and the denominator of which is twelve (12). Hook shall be paid this sum in twelve (12) equal installments, without interest, commencing as of the first day of the full month following the date of the termination of Hook's employment under the Employment Agreement. American General may withhold from any compensation, benefits, or amounts payable under this Consulting Agreement all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.
  4.2. After the Effective Date, in full compensation to Hook for the performance of his obligations under this Consulting Agreement, American General shall pay to Hook the sum of Two Hundred and Fifty Thousand ($250,000) Dollars per year for his services so long as Hook is willing and able (except as provided in Paragraph 4.3) to provide the required consulting services. The consultancy fees shall paid in bi-weekly equal installments in accordance with American General's standard practices and American General may withhold from any compensation, benefits, or amounts payable under this Consulting Agreement all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.
  4.3. As of the Effective Date, Hook (or, after Hook's death, his Estate unless American General has received written instructions from Hook directing that such payments shall be otherwise made) shall be entitled to a minimum of three years' payments of the Two Hundred and Fifty Thousand ($250,000) Dollar annual payments specified in Paragraph 4.2 irrespective of Hook's subsequent death or incapacity, or Hook's subsequent failure to comply with the condition precedent specified in Paragraph 4.4 (provided that Hook, even though failing to fulfill the condition precedent specified in Paragraph 4.4, still fulfills his consulting obligations hereunder if he is alive and not incapacitated). If this Consulting Agreement is terminated by American General for Cause for failure of Hook to consult with American General as required under this Consulting Agreement, American General shall have no further obligation to make any future payments to Hook under this Consulting Agreement, even under this Paragraph 4.3.
  4.4. The following condition precedent is applicable to American General's obligation to make payments to Hook under Paragraph 4.2: If, during the Term of this Consulting Agreement, Hook shall, directly or indirectly, for himself

                                  - Page 4 -
       CONSULTING AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




or for others, in any geographic area or market where American General is conducting any business at the time or has during the previous twelve months conducted any business, engage in any business competitive with any business conducted by any company within the American General Group or render advice or services to, or otherwise assist, any other person, association, or entity who is engaged, directly or indirectly, in any business competitive with any business conducted by any company within the American General Group, then American General shall have the right to terminate Hook's future obligations to provide consulting services to American General under this Consulting Agreement and American General's future obligations to Hook under this Article 4; provided, however, that so long as Hook is fulfilling his consulting obligations under this Consulting Agreement (if he is alive and not incapaci-tated) or if American General has terminated pursuant to this Paragraph 4.4 Hook's future obligations to provide consulting services, Hook shall remain entitled to receive the minimum three years' payments of Two Hundred and Fifty Thousand ($250,000) Dollars each pursuant to Paragraph 4.3. The development, marketing, teaching, consultation and/or installation of the Main Event Management System or any of its components for any entity, and serving as a director of any public company that Hook is serving as a director at the Effective Date, shall not constitute an activity competitive with any company within the American General Group even if such activity involves competitors of the American General Group. If American General concludes that Hook is competing with the American General, American General shall provide written notice to Hook and Hook shall have thirty days in which to cease the competi-tive activity before the condition precedent in this Paragraph 4.4 is deemed not to be fulfilled.
  4.5. American General shall reimburse Hook for his reasonable and neces-sary travel, entertainment, and similar incidental expenses incurred in connection with the providing of services hereunder. Hook agrees to promptly provide to American General an itemized expense account with respect to such expenses.
  4.6. During the Term of this Consulting Agreement, Hook shall participate, to the extent allowed by the plans, in American General's dental plan, Retiree Medical Plan, life insurance plans, and disability plans. American General shall not, however, by reason of this Paragraph be obligated to institute, maintain, or refrain from changing, amending, or discontinuing, any such plan. However, except as specifically provided in this Consulting Agreement, Hook shall not be entitled to any of the other benefits provided by American General to its employees pursuant to any other employee benefit plans and programs, e.g., employee compensation plans, and Hook shall not actively participate in American General's pension plans.
  4.7. American General may not offset against any sums owed to Hook under this Consulting Agreement any sums owed by MEMC or Hook to any member of the American General Group under the License Agreement executed contemporaneously herewith or otherwise.







                                  - Page 5 -
       CONSULTING AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




5.    Hook shall render services as an independent contractor:

  5.1. Hook shall provide his personal consultation services to American General as an independent contractor with the full power and authority to select the means, method and manner of performing his services hereunder. Hook will in no way be considered to be an agent, employee or servant of American General and shall have no authority to bind American General in any capacity for any purpose. It is not the purpose or intention of this Consult-ing Agreement or the parties to create, and the same shall not be construed as creating, any partnership, partnership relation, joint venture, agency or employment relationship.

6.    Ownership and protection of information; copyrights:

  6.1. The ownership of the work product (as defined by the License Agree-ment) created by the employees and independent contractors of MEMC and American General pertaining to the Main Event Management System are covered by the provisions of the License Agreement executed contemporaneously herewith.
  6.2. Except with respect to subject matters that are the subject of Paragraph 6.1, all information, ideas, concepts, and/or copyrightable works which are conceived, made, developed or acquired by Hook, in the course and scope of Hook's consulting relationship with American General are and shall be the sole and exclusive property of American General. Hook hereby agrees to assign, and by these presents does assign, to American General all of Hook's worldwide right, title, and interest in and to such information, ideas, concepts, and works, and all rights of copyright therein.
Article 7.  Protection of confidential information:

  7.1. Hook acknowledges that the business of the American General Group is highly competitive and that their strategies, methods, books, records, and documents, their technical information concerning their products, equipment, services, and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning their customers and business affiliates, all comprise confidential business information and trade secrets which are valuable, special, and unique assets which the American General Group use in their business to obtain a competitive advantage over their competitors. Hook acknowledges and agrees that he will maintain the confidentiality of such information in accordance with the law. Hook may disclose such confidential information to third parties as required by law or responsive to a civil investigative demand, provided that Hook first notifies American General and gives American General an opportunity to take action to protect the confidentiality of its information.

8.    Miscellaneous.

  8.1. This Consulting Agreement shall be binding upon and inure to the benefit of American General and any other person, association, or entity which may hereafter acquire or succeed to all or substantially all of the business or assets of American General by any means whether direct or indirect, by purchase, merger, consolidation, or otherwise. Hook's rights and obligations under this Consulting Agreement are personal and, except as provided herein,

                                  - Page 6 -
       CONSULTING AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




such rights, benefits, and obligations of Hook shall not be voluntarily or involuntarily assigned, alienated, or transferred, whether by operation of law or otherwise, without the prior written consent of American General.
  8.2. This Consulting Agreement shall be governed in all respects by the laws of the State of Texas, or, to the extent required, applicable federal law, excluding any conflict-of-law rule or principle that might refer the construction of the Consulting Agreement to the laws of another State or country.
  8.3. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Consulting Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Consulting Agreement may not be waived, modified or amended in any respect by any verbal statement, representation or agreement made by any employee, officer or representative of American General, or by any written document unless the written document is signed by both a duly authorized officer of American General and Hook and the written document specifically refers to the provision of this Consulting Agreement that is waived, modified or amended.
  8.4. Notices or payments given by one party to the other hereunder shall be deemed to have been properly given or paid when received or upon the expiration of seven days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:
  If to American General, to:

      American General Corporation
      ATTN: General Counsel
      2929 Allen Parkway
      Houston, Texas 77019

  If to Hook, to:

      Harold S. Hook
      43 West Terrace Drive
      Houston, Texas 77007-7040

Either American General or Hook may furnish a change of address to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.
  8.5. Any and all claims, demands, causes of action, disputes, controver-sies and other matters in question arising out of or relating to this Consu-lting Agreement, the alleged breach thereof, or in any way relating to the subject matter of this Consulting Agreement involving American General or Hook ("Claims"), even though some or all of such Claims allegedly are extra-contractual in nature, whether such Claims sound in contract, tort or other-wise, at law or in equity, under State or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be con-

                                  - Page 7 -
       CONSULTING AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




ducted in Houston, Texas. This agreement to arbitrate shall be enforceable in either federal or State court. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or State court having jurisdiction. The enforcement of this agreement to arbitrate and all proce-dural aspects of this agreement to arbitrate, including but not limited to, the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitra-bility, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. In deciding the substance of any such Claim, the Arbitrators shall apply the substantive laws of the State of Texas; provided, however, that the Arbitra-tors shall have no authority to award punitive damages under any circumstances (whether it be exemplary damages, treble damages, or any other penalty or punitive type of damages) regardless of whether such damages may be available under Texas law, the parties hereby waiving their right, if any, to recover punitive damages in connection with any such Claims. Prior to either party instituting a Claim under this Employment Agreement, the complaining party shall provide to the other party a written notice specifying the alleged breach. The other party shall be given thirty (30) days to cure such breach before any Claim is filed. It is further agreed that prior to such Claims being submitted to the Final Hearing before the Arbitrators on such Claims, American General and Hook shall attempt to resolve such Claims through non-binding mediation of such Claims.
  8.6. In the event of a dispute between the parties, the prevailing party shall be entitled to recover his or its reasonable and necessary attorneys fees, excluding contingent fee arrangements, and costs.
  IN WITNESS WHEREOF, American General Corporation and Harold S. Hook have duly executed this Consulting Agreement in multiple originals.

                AMERICAN GENERAL CORPORATION

                By:_________________________________________
                Name:______________________________________
                This 27th day of April, 1994

                ____________________________________________
                HAROLD S. HOOK
                This 27th day of April, 1994

                                  - Page 8 -
       CONSULTING AGREEMENT BETWEEN AMERICAN GENERAL AND HAROLD S. HOOK

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994








                                                                  Exhibit 10.5


                               LICENSE AGREEMENT


  This License Agreement is entered into between American General Corporation ("American General"), a Texas corporation, and Main Event Management Corpora-tion ("MEMC"), a California corporation, and Harold S. Hook ("Hook"), to be effective the 27th day of April, 1994 (the "Effective Date").
  WHEREAS, on March 25, 1976, American General Insurance Company entered into a Limited License Agreement with MEMC pertaining to the Main Event Management System known by the names and marks Main Event Management and MEM that Hook had largely previously developed and transferred to MEMC, a corporation that he controlled.
  WHEREAS, although Hook was not a party to the Limited License Agreement, the Limited License Agreement in part defines the activities that Hook individually was authorized to engage in for the benefit of MEMC while he was employed by American General, which included the continued development of the Main Event Management System.
  WHEREAS, by virtue of a 1980 reorganization, American General Insurance Company merged into a subsidiary of American General and, in connection there-with, American General Insurance Company and American General executed a general conveyance and assumption of liabilities by which American General succeeded to the terms and conditions of the Limited License Agreement.
  WHEREAS, under the terms of the Limited License Agreement, the Main Event Management System was to be installed at American General Group, as defined below in Paragraph 16.1, and over the years the Main Event Management System has been installed throughout many aspects of the American General Group.
  WHEREAS, the Main Event Management System today consists of four major categories of work product, with the sub-components shown on this listing.
  1.  Model-Netics

  2.  Ten Management Systems:

        Approval Control Program
        Audit Control Program
        Budget Program
        Desk Manual Program
        Directive & Information System
        Manager Operating System
        Performance Planning System
        Reports Control Program
        Salary Administration Program
        Systems Control Program



                                  - Page 1 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




  3.  Fifteen Educational and Training Programs:

      (1) Basic Course in Model-Netics
      (2) Model-Netics Instructor Training Program
      (3) Applied Model-Netics/Training Course in Problem Management
      (4) Applied   Model-Netics/Training   Course   in   Problem   Management
          Instructor Training Program
      (5) Model-Netics for Supervisors
      (6) Model-Netics for Supervisors Instructor Training Program
      (7) MEM Systems Installation Program
      (8) MEM Systems Coordinator Training Program
      (9) Manager Operating System Training Course
      (10)  Manager  Operating  System  Training  Course  Instructor  Training
            Program
      (11)  Structured Writing Program (Consulting Associates)
      (12)  Structured Writing Program (Short Course)
      (13)  System Manager Training Program
      (14)  Executive Course in Main Event Management
      (15)  Consulting Associate Training Program

  4. An accumulation of Hook's prior work product called the Theoretical Framework for the Main Event Management System, including numerous pages of transcribed speeches, audiotapes of Hook's speeches, videotapes of Hook's speeches, written presentations that have been made by Hook, work in progress and other materials relating to the Main Event Management System, and a system of storing, indexing, and accessing such materials.

  WHEREAS, Hook had, before he joined American General, developed the ideas for Model-Netics and had created the expressions of his ideas presently embodied in Model-Netics and no employees of the American General Group have contributed any ideas or expressions to the work product known as Model-Netics.
  WHEREAS, Hook developed the ideas for each of the ten Management Systems, both before and after he joined American General, and Hook also personally created substantially all of the expressions of his ideas presently embodied in these Management Systems (including all of the high level and significant documentation, e.g., the base memoranda), although certain employees of the American General Group made limited contributions to the documentation comprising certain of these systems (certain low level memoranda included in the documentation for the system, such as action plans).
  WHEREAS, Hook developed both the ideas and all of the expressions for the Basic Course in Model-Netics, the Model-Netics Instructor Training Program, and the Executive Course in Main Event Management, and developed the ideas and created substantially all of the expressions of his ideas presently embodied in the other twelve Educational and Training Programs (including all of the high level documentation in each of these twelve programs), although certain employees of the American General Group made limited contributions to the documentation comprising certain of these other twelve Educational and Training Programs (certain low level documentation, such as, lesson plans and instructors outlines).


                                  - Page 2 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




  WHEREAS, although all of the underlying work product contained in the accumulation of Hook's prior work product called the Theoretical Framework for the Main Event Management System is Hook's creation (that is, the speeches and presentations reflect Hook's ideas and his expressions of his ideas), the typing, audio-taping, and video-taping of Hook's speeches was largely per-formed by employees of the American General Group.
  WHEREAS, all employees of the American General Group contributing to the Main Event Management System did so in the course and scope of the employment with the American General Group and thus, as between American General and the such employees, their expressions contributed to the Main Event Management System constitute a work made for hire of which American General is the author.
  WHEREAS, Vinson & Elkins L.L.P., counsel for American General, investigated the facts surrounding the negotiation and execution of the Limited License Agreement and the contributions by employees of the American General Group to the Main Event Management System, submitted the results of their inquiry to American General's Board of Directors in a February 1, 1994 letter, and attended the Board of Directors meeting on February 2, 1994 to discuss the issues.
  WHEREAS, although the Limited License Agreement does not expressly specify that MEMC owns the exclusive intellectual property rights in work product contributed after the date of the Limited License Agreement to the Main Event Management System by employees of the American General Group, it was the conclusion of American General's counsel that the parties intended that MEMC would be the owner of work product contributed by American General's employees to MEMC's Main Event Management System during the time that Hook was employed by American General, subject to a non-exclusive right and license for American General to use such contributions internally in accordance with the terms and conditions of the Limited License Agreement, which is superseded and supplant-ed by this License Agreement.
  WHEREAS, at the conclusion of the February 2, 1994 meeting of the Board of Directors, the Board resolved that MEMC owns exclusive rights in the work product previously or hereafter contributed by employees of American General to MEMC prior to Hook's retirement as Chairman and Chief Executive Officer, subject to American General's non-exclusive right and license to use the Main Event Management System pursuant to the terms and conditions of the Limited License Agreement.
  WHEREAS, at the conclusion of the February 2, 1994 meeting of the Board of Directors, the following issues remained unresolved:
  a. The terms and conditions of American General's continued use of Model-Netics internally after the first anniversary of Hook's retirement.

  b. The terms and conditions of American General's right to obtain future developments and improvements to the Management Systems after Hook's retirement.

  c. The terms and conditions of American General's continued internal use of the Educational and Training Programs after Hook's retire-ment.


                                  - Page 3 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994





  d. The terms and conditions of American General's continued internal use of the Theoretical Framework after Hook's retirement.

  e. The terms and conditions of American General's right to modify the various components of the Main Event Management System for its internal use.

  WHEREAS, it is expected that Hook shall remain an employee of American General and serve as its Chairman and Chief Executive Officer until the Annual Shareholders' Meeting for the calendar year 1997.
  WHEREAS, after Hook retires from American General, he is expected to provide consulting services to the American General Group as an independent contractor.
  WHEREAS, American General and Hook have contemporaneously herewith entered into the Employment Agreement attached hereto as Exhibit A and the Consulting Agreement attached hereto as Exhibit B.
  WHEREAS, Hook is executing this License Agreement solely for the purposes of Paragraphs 1.1, 2.1, 3.1, 4.1, 4.2, 4.3, and each of the Paragraphs in
Article 17.
  NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, American General, Hook, and MEMC agree as follows:

1.    Superseding effect of this Agreement:

  1.1. This Agreement supersedes and supplants in all respects the March 25, 1976 Limited License Agreement and any other agreement, understanding, or arrangement between American General Insurance Company, American General or any member of the American General Group, on the one hand, and MEMC or Hook, on the other hand, pertaining to the subject matter of this License Agreement.

2.    Representation by Hook and MEMC:

  2.1. Each of Hook and MEMC represents that Hook has assigned to MEMC all of Hook's worldwide right, title and interest in and to the Main Event Management System heretofore created, developed or acquired by Hook, or that may be acquired by Hook in the future during the period that MEMC is obligated to provide improvements to American General pursuant to Paragraph 3.1, and that MEMC has the full power and authority to grant the rights and licenses specified herein.

3.    Grant of License by MEMC to the American General Group:

  3.1. MEMC hereby grants unto American General a worldwide, non-exclusive, perpetual, non-transferrable (except as provided herein in Paragraph 9.1 with respect to divested businesses), right and license to use any and all aspects of MEMC's Main Event Management System, including Model-Netics, the Management Systems, the Educational and Training Programs, and the Theoretical Framework, as they exist on the Effective Date hereof. This right and license shall also

                                  - Page 4 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




include, and MEMC agrees to promptly provide to American General, any and all new systems or programs, new versions of systems or programs, and/or addi-tions, enhancements or modifications to such systems or programs, including new editions or modifications to Model-Netics and additions to the Theoretical Framework, created or developed by MEMC or Hook until June 1, 2002 or until Hook is no longer providing consulting services under the Consulting Agree-ment, whichever occurs later. This license shall also include all work product contributed by American General to MEMC pursuant to Paragraph 12.2 below. This right and license extends to all members of the American General Group but is limited to internal use by the American General Group. This right and license of the American General Group to use the Main Event Manage-ment System is royalty-free and without the payment of any fees to MEMC or Hook other than as set forth in Paragraph 8.1.
  3.2. References in this License Agreement to the term "right to use" the various components of the Main Event Management System include the following rights:
      3.2.1. The term "right to use Model-Netics" includes the right to teach Model-Netics within the American General Group (subject to the provisions of Paragraph 5.1, including the execution of instructor contracts), to freely reproduce Model-Netics materials for internal use, the right to utilize the principles and terminology in the operation of the American General Group, and the right to announce to the public that American General is an authorized user of Model-Netics.
      3.2.2. The term "right to use the Management Systems" includes the right to install and use such Management Systems within the American General Group, to freely reproduce the Management Systems materials for internal use, the right to utilize the principles and terminology of such Management Systems in the operation of the American General Group, and the right to announce to the public that American General is an authorized user of Management Systems.
      3.2.3.    The term "right to use  the Educational and Training Programs"
  includes the right to utilize such programs to train American General's employees (subject to the provisions of Paragraph 5.1), the right to reproduce such of the Educational and Training Programs materials as it believes are reasonably necessary to use such materials internally to train American General Group employees, and the right to announce to the public that American General is an authorized user of the Educational and Training Programs.
      3.2.4. The term "right to use Theoretical Framework" includes the right at all times to access and/or copy materials comprising the Theoreti-cal Framework and the right at all times to use the materials in connection with speeches and presentations for the purpose of promoting the interests of American General; provided that in copying materials in the Theoretical Framework, American General shall include MEMC's copyright notice and the notice, if any, on the materials identifying MEMC as the owner of the materials. Unless MEMC terminates this License Agreement for Cause for failure of American General to fulfill its financial obligations under Paragraph 8.1 or American General decides to cease using the Theoretical Framework as specified in Paragraph 6.1, if for any reason the Theoretical Framework materials are relocated outside of the American General campus, then prior to the materials being so relocated American General shall have

                                  - Page 5 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




  the right to copy the Theoretical Framework materials and retain such copies within the American General campus for future access by the American GeneralGroup. American General shall have the right to create transcribed speeches, audiotapes of speeches, videotapes of speeches, and written presentations that have been made by Hook and others for use in assisting American General in the internal use of the Main Event Management System and in connection with speeches and presentations based on or concerning Main Event Management System for the purpose of promoting the interests of American General; any such speeches, videotapes and writings made prior to June 1, 2002 or the first date that Hook is no longer providing consulting services under the Consulting Agreement, whichever occurs later, shall be part of the Theoretical Framework and belong to MEMC, but shall be included within the license granted by MEMC to American General under this License Agreement.

Article 4: American General's right to modify Model-Netics, the Management Systems, and the Educational and Training
            Programs:

  4.1. It is acknowledged that Model-Netics is an intellectual product that integrates a number of management concepts. It is recognized that part of the value of Model-Netics to MEMC is the unique composition of the Model-Netics system and the selection and interrelationship of the models comprising Model-Netics. American General agrees, therefore, that if it elects to teach Model-Netics to its employees, as defined below in Paragraph 16.3, pursuant to the license granted by this License Agreement, American General shall in good faith direct its instructors to teach Model-Netics to American General's employees in the form that Model-Netics is licensed by MEMC to American General and comply with the provisions of Paragraph 5.1, including the execution of instructor contracts. It is recognized, however, that Model-Netics is a flexible system intended to be utilized in various ways to resolve diverse management challenges. Because of its flexibility and diversity, individuals teaching Model-Netics have discretion in the manner in which the Model-Netics system is taught to students, including the manner of utilizing each of the models comprising Model-Netics. While Model-Netics instructors are expected to teach each of the Model-Netics models to the students, not every model will be equally emphasized. Moreover, it is recognized that instructors may include in their presentation references to other management concepts, provided they do not denominate such other concepts as comprising a portion of Model-Netics. It is additionally acknowledged that because Model-Netics is taught to students in the Socratic style, the delivery and presenta-tion of each course is personalized and differs depending on the style of the individual instructor and the makeup of the student audience; the instructor's invaluable contribution to the presentation pertains to the structuring of the examples given to the students to illustrate the principles of Model-Netics. It is recognized that neither MEMC nor American General can or wishes to control the manner in which a student applies the principles of Model-Netics. During the time that Hook is alive, not incapacitated, and in control of MEMC, American General shall not effect modifications or changes in the teaching and implementation of Model-Netics beyond the latitudes expressed in this Para-graph without the consent of Hook. Upon Hook's death or incapacity, or if

                                  - Page 6 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




Hook no longer controls MEMC, the MEM Modification Committee, defined below in Paragraph 16.4, may effect changes in Model-Netics for its internal use.

  4.2. American General shall have the right to modify the Management Systems for its internal use as follows: Until June 1, 2002, or until Hook's death or incapacity, or until Hook no longer controls MEMC, whichever occurs earlier, all such modifications must be approved by the MEM Modification Committee. The MEM Modification Committee shall seek Hook's consent to the proposed modification, which consent shall not be unreasonably withheld. If Hook does not promptly consent to the modification, the MEM Modification Committee may submit the issue to the Board of Directors of American General. The Board of Directors shall have the right to approve the modification, and shall provide notice of such approval to Hook. After June 1, 2002, or upon Hook's death or incapacity, or upon Hook no longer controlling MEMC, whichever occurs earlier, American General shall have the right to modify the Management Systems as it deems appropriate for its internal use, but as long as Hook controls MEMC and is not incapacitated, American General shall provide notice of such modifications to MEMC. In this connection, it is acknowledged that the Management Systems are self-adjusting and that changes in the documenta-tion created in the implementation of the Management Systems do not constitute modification. For example, the non-basic forms comprising the Management Systems are flexible and are designed to adapt to the user's business; as such, changes in the non-basic forms created in the use of the Management Systems do not constitute modification of the Management Systems.
  4.3. American General shall have the right to modify the Educational and Training Programs, except the Consulting Associate Training Program, for its internal use as follows: Until June 1, 2002, or until Hook's death or incapac-ity, or until Hook no longer controls MEMC, whichever occurs earlier, all such modifications must be approved by the MEM Modification Committee. The MEM Modification Committee shall seek Hook's consent to the proposed modification, which consent shall not be unreasonably withheld. If Hook does not promptly consent to the modification, the MEM Modification Committee may submit the issue to the Board of Directors of American General. The Board of Directors shall have the right to approve the modification, and shall provide notice of such approval to Hook. After June 1, 2002, or upon Hook's death or incapaci-ty, or upon Hook no longer controlling MEMC, whichever occurs earlier, American General shall have the right to modify the Educational and Training Programs for its internal use, but so long as Hook controls MEMC and is not incapacitated, American General shall provide notice of such modifications to MEMC. American General shall not effect modifications or changes in the Consulting Associate Training Program beyond the latitudes generally applica-ble to Model-Netics provided for in Paragraph 4.1; upon Hook's death or incapacity, or if Hook no longer controls MEMC, the MEM Modification Committee may effect changes in the Consulting Associate Training Program for its internal use. American General shall have the right to create or develop its own educational and training programs useful to its own internal use of the Main Event Management System; the ownership of such educational and training programs is specified in Paragraph 12.2.




                                  - Page 7 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




Article 5. Right of American General to teach Model-Netics using non-certified instructors or to certify its own in-structors:

  5.1. Until June 1, 2002, or until Hook's death or incapacity, or until Hook no longer controls MEMC, whichever occurs earlier, American General may only teach Model-Netics to its employees utilizing the services of (i) trainers who have been trained either by Hook, by MEMC, or by individuals certified by Hook or MEMC, or (ii) instructors who have attended a Model-Netics Instructor Training Program approved by Hook or MEMC. After June 1, 2002, or upon Hook's death or incapacity, or upon Hook no longer controlling MEMC, whichever occurs earlier, American General may at its discretion assume complete responsibility for supervising and approving the training of the instructors that teach Model-Netics to American General's employees, including conducting the Model-Netics Instructor Training Program. American General shall teach Model-Netics in accordance with such reasonable written quality standards as MEMC may promulgate from time to time and deliver to American General prior to Hook's death, incapacity, or no longer controlling MEMC; if, after Hook's death or incapacity or Hook no longer controls MEMC, MEMC promulgates quality control standards that American General in its discretion elects not to follow, American General shall, if requested by MEMC, cease announcing to the public that it is an authorized user of Model-Netics. In all cases, each instructor shall, prior to being allowed to attend the Model-Netics Instructor Training Program, be required to execute a contract in substantially the form of the contract attached hereto as Exhibit C with respect to the authority, responsibility, and limitations of an instructor in the teaching of Model-Netics; such instructor contracts shall either be entered into directly between MEMC and the instructor or between American General and the instructor for the benefit of MEMC.

Article 6: American General right to cease using some or all as-pects of the licensed Main Event Management System:

  6.1. American General shall at all times have the right, for any reason whatsoever, with or without cause, to cease using, temporarily or permanently, any or all aspects or components of the licensed Main Event Management System. American General's decision to cease using some or all of the Main Event Management System shall not, however, affect its financial obligations to MEMC under Paragraph 8.1. If American General ceases utilizing a particular one of the Management Systems of Main Event Management System and has the intention of not resuming use of such system again in the future, American General shall use all reasonable efforts to deliver to MEMC or to destroy the materials utilized by American General in its implementation of such system.

Article 7. Constraints on American General's activities with re-spect to MEMC's Main Event Management System:

  7.1. Except as otherwise provided herein, American General shall not, without the written approval of MEMC:



                                  - Page 8 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




      7.1.1. conduct or permit to be conducted sessions in or similar to Model-Netics for anyone other than employees, as defined in Paragraph 16.3, of the American General Group.
      7.1.2. use or republish any of the Main Event Management System materials, including Model-Netics, except for the internal use of the American General Group.
      7.1.3. disseminate to the public speeches or articles based on the Main Event Management System, including Model-Netics.
      7.1.4. market to third parties work product that American General is licensed under this License Agreement to use internally within the American General Group.
  7.2. Notwithstanding anything to the contrary provided herein, American General can freely distribute speeches and articles for its own internal use and give speeches and presentations based on or concerning Main Event Manage-ment System for the purpose of promoting the interests of American General, provided, however, that (i) American General will not publish aspects of the Theoretical Framework that it is apparent have not yet been published without obtaining the consent of MEMC, and (ii) to the extent significant portions of the materials and ideas of Main Event Management System are utilized in such speech or presentation, attribution is accorded MEMC.

Article 8.  License fees:

  8.1. In full payment and consideration of the rights and licenses granted by MEMC to American General hereunder, American General shall pay to MEMC (i) the sum of ($1,250,000.00) Dollars upon the earlier of June 1, 1997 or the day after the termination of Hook's employment with American General under the Employment Agreement and (ii) an annual payment of One Hundred and Twenty Five Thousand ($125,000.00) Dollars per year for ten consecutive years commencing on the earlier of June 1, 1997 or the day after termination of Hook's employ-ment by American General under the Employment Agreement. Each annual payment shall be paid in full by American General to MEMC within ten days after June 1st of each succeeding year.

Article 9.  Divested businesses:

  9.1. If an entity that is a member of the American General Group is divested so that it is no longer a member of the American General Group or sells assets and such assets include one or more of the licensed Management Systems, the terms and conditions of this License Agreement applicable to such Management Systems shall, except as provided in this Paragraph 9.1 and in Paragraph 9.2, remain applicable to the divested entity or the entity acquir-ing the assets, and the divested entity or the entity acquiring the assets shall retain the world-wide, non-exclusive, perpetual, non-transferable right and license at no fee to continued use of the particular one or more of the Management Systems that it is using as of the date of divestiture or sale of assets, but only in connection with the businesses associated with the divested entity or assets being sold. The divested entity or the entity acquiring the assets shall have the right to modify one or more of such licensed Management Systems as it deems appropriate for its own internal use. The divested entity or the entity acquiring the assets may continue to use

                                  - Page 9 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




Model-Netics in connection with the businesses associated with the divested entity or assets sold for a period of year following the date of divestiture or sale of assets to enable the divested business to evaluate the Model-Netics program and to determine whether it wishes to continue the use of the program. The divested entity or the entity acquiring the assets may teach Model-Netics to its employees associated with the divested business during such one year period of time utilizing trained instructors that accompanied the divested business (without paying any fee to MEMC), or contract with MEMC for the training of such employees (at MEMC's customary fees), or contract with American General as provided in Paragraph 9.2 below (without the divested business being required to pay any fees to MEMC). If the divested business wishes to have additional employees trained as Model-Netics instructors during the one year period of time, it may contract with MEMC (at MEMC's customary fees) or contract with American General as provided in Paragraph 9.2 below (without the divested business being required to pay any fees to MEMC). The divested entity or the entity acquiring the assets is not granted the contin-ued right and license to use (i) any of the Educational and Training Programs,
(ii) any of the Theoretical Framework, (iii) any of the Management Systems that it was not using as of the date of divestiture or sale of assets, or (iv) any improvements to the licensed Management Systems later developed. If the divested entity or the entity acquiring the assets desires to obtain the right to use (i) Model-Netics beyond the expiration of the one year period of time specified above, (ii) any of MEMC's Educational and Training Programs,
(iii) any of the Theoretical Framework, (iv) any of the Management Systems that it was not using as of the date of divestiture or the sale of assets, or
(v) any improvements to the licensed Management Systems later developed, the divested entity or purchaser of the assets shall negotiate with MEMC for such rights, except as provided in Paragraph 9.2.
  9.2. It is expected that each installed Management Systems may be used and maintained through the utilization of the Program Administration Manual and the guidance of Consulting Associates trained in such Management System. To the extent that the employees associated with the divested business include Consulting Associates trained in the licensed Management Systems, such Consulting Associates may educate and train employees of the divested entity or the entity acquiring the assets who are associated with the business in the use of the licensed Management Systems. Nevertheless, American General may contract with the divested entity or the entity acquiring the assets to educate or train the employees of the divested entity or the entity acquiring the assets who are associated with the business in any aspects of use or maintenance of the Management Systems licensed under Paragraph 9.1 that the divested business is using as of the date of divestiture or teach Model-Netics to such employees for one year following the date of divestiture on the following terms and conditions: American General shall pay to MEMC with respect to each such divested entity or entity acquiring the assets with whom American General so contracts a one-time fee in the amount of the greater of $10,000 (which fee of $10,000 shall be adjusted cumulatively every three years for any increase in the Consumer Price Index) or 15% of the amount charged by American General for such education, training and teaching services. Upon payment of such fee, American General shall have the right to educate, train or teach whatever number of the employees associated with the business of the divested entity or entity acquiring the assets that American General in its

                                  - Page 10 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




discretion chooses in those of the Educational and Training Programs that are pertinent to the divested business's use and maintenance of the licensed Management Systems and Model-Netics, including the Model-Netics Instructor Training Program, and that American General is capable of providing.

Article 10. Obligation of  American General to support  the Model-
            Netics Instructor Training Program:

  10.1. During Hook's employment by American General and until the Final Date, or until the first anniversary of Hook's death or incapacity, or until such time as Hook no longer controls MEMC (unless such loss of control results from Hook's death or incapacity), whichever occurs earlier, American General shall conduct at least four (4) sessions of the Model-Netics Instructor Training Program per year. American General shall furnish employees to serve as trainers for such sessions. MEMC shall have the right to enroll not more than 15 employees from its clients' organizations (other than American General) in each such session without fee, not to exceed four sessions per year. MEMC or its clients shall, however, pay all expenses incurred by employees of MEMC's clients in attending such courses, including but not limited to travel expenses to and from training sites, living expenses at the training site, and out of pocket expenses. In connection with any such session in which employees of MEMC's clients are in attendance, it is the expectation of the parties that MEMC shall provide instructors to share the teaching responsibilities; moreover, the direct costs, if any, of the facili-ties in which the session is conducted, the banquet for the participants of the session, and other similar costs shall be shared by American General and MEMC in the proportion of the employees of American General and the employees of MEMC's clients in attendance. Notwithstanding the foregoing, if American General provides written notice that it intends to cease conducting the Model-Netics Instructor Training Program for its own personnel on or about one year from the date of such notice, American General shall have no further obliga-tion to offer the Model-Netics Instructor Training Program for employees of MEMC's clients one year after providing such written notice to MEMC, but only if American General ceases conducting the Model-Netics Instructor Training Program on or about one year from the date of such notice.

Article 11. Obligation of American General to print materials:

  11.1. Until the Final Date or until the first anniversary of Hook's death or incapacity, or until such time as Hook no longer controls MEMC (unless such loss of control results from Hook's death or incapacity), whichever occurs earlier, American General shall print, ship and deliver such materials as may be reasonably required for MEMC's use with or for its clients in connection with the implementation and/or maintenance of the Main Event Management System; provided, however, that (i) other than standard MEMC forms that exist on the date that Hook retires as Chairman and Chief Executive Officer, American General shall not be required to print materials for MEMC that are substantially different from the materials utilized internally by American General, and (ii) American General shall not be required to undertake any printing obligation hereunder that would require the acquisition of substan-tial additional printing plant or equipment. American General may outsource

                                  - Page 11 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




its printing and delivery functions. MEMC shall pay American General the additional marginal cost of such printing and services, plus a ten (10%) percent override to cover the unallocable expenses of such printing and services.

Article 12. Ownership of MEMC's Main Event Management System:

  12.1. Ownership of work product developed by MEMC: American General acknowledges that MEMC's information comprising the components of the Main Event Management System, including teaching techniques, client prospects, billing and processing procedures, management techniques, copyrighted materi-als, and other materials and information developed by MEMC in connection with its systems and programs are and shall remain the property of MEMC, subject to the rights granted by MEMC to American General and the American General Group herein.
  12.2. Ownership of work product contributed by American General: MEMC is and shall also be the owner of all worldwide right, title and interest in and to the work product (including all materials, ideas, expressions of ideas, and the intangible rights of copyright and other intellectual property rights provided by the law with respect to such materials, ideas, and expressions of ideas) contributed by employees of the American General Group to MEMC's Main Event Management System during the time that Hook has been employed by the American General Group and until June 1, 2002 or Hook is no longer providing consulting services to American General under the Consulting Agreement, whichever occurs later, including all work product contributed by the American General Group to the Main Event Management System in connection with the institutionalization of the Main Event Management System within the American General Group (including the deliverables referenced in Paragraph 1.4 of the Employment Agreement); provided, however, any education and training programs that are generalized in nature and primarily pertain to the Main Event Management Systems shall be owned by MEMC but shall be included within the license granted by MEMC to American General under this License Agreement, and any such education or training program that is personalized for American General's use and only incidentally pertains to the Main Event Management Systems shall belong to American General. Any such education or training program developed by the American General Group after June 1, 2002 or after Hook is no longer providing consulting services to American General under the Consulting Agreement, whichever occurs later, shall belong to American General. It is further agreed that MEMC shall be the owner of all such work product acquired by the American General Group prior to June 1, 2002 or Hook is no longer providing consulting services to American General under the Consulting Agreement, whichever occurs later, from independent contractors or from any other person who is not an employee or independent contractor. To that end, American General does hereby assign unto MEMC all of the American General Group's worldwide right, title and interest in and to the work product (including all materials, ideas, expressions of ideas, and the intangible rights of copyright and other intellectual property rights in such materials, ideas, and expressions of ideas) created by employees of the American General Group to MEMC's Main Event Management System or acquired by the American General Group for contribution to the Main Event Management System, prior to June 1, 2002 or Hook is no longer providing consulting services to American

                                  - Page 12 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




General under the Consulting Agreement, whichever occurs later. To the extent that this assignment involves the work product of employees of the American General Group, this assignment is made by American General on behalf of itself and the other members of the American General Group as the author and propri-etor of a work made for hire by employees of the American General Group acting in the scope and course of their employment for members of the American General Group.
  12.3. American General makes no representations or warranties of any type or character whatsoever, express or implied, with respect to the work product contributed by its employees to the Main Event Management System and which is hereby assigned by American General to MEMC; any and all implied covenants, representations or warranties that might be imposed by the law as a result of the relationship between the parties are hereby negated and disclaimed. Because of the difficulty of ascertaining exactly which employees of American General have in the past contributed to Main Event Management System, or will in the future contribute to the Main Event Management System, and precisely what their contributions have or will be, American General makes no represen-tations or warranties, express or implied, with respect to the title to the work product and intellectual property rights assigned to MEMC hereunder; rather, the assignment is a quitclaim of whatever right, title and interest American General owns in the work product and the intellectual property rights therein. Except as provided herein, American General shall have no responsi-bilities or obligations with respect to the protection, maintenance, marketing or other exploitation of the Main Event Management System and the intellectual property rights therein, including any aspects thereof contributed by employ-ees of the American General Group. Subject to MEMC's obligations, if any, under Paragraph 14.1, the protection, maintenance, marketing or other exploi-tation of the Main Event Management System and the intellectual property rights therein, including any aspects thereof contributed by employees of the American General Group, shall be solely the responsibility of MEMC, and MEMC shall in its discretion decide whether and how to protect, maintain, market and/or exploit the Main Event Management System.

Article 13. Confidentiality:

  13.1. American General shall maintain the confidentiality of MEMC's information, including teaching techniques, client prospects, billing and processing procedures, management techniques, copyrighted materials, and other materials and information which have been developed in connection with its systems and programs and will not publish or disclose to anyone, directly or indirectly, any of such confidential matters. This obligation of confidence shall not prohibit American General giving speeches and presentations based on materials within the Theoretical Framework for the purpose of promoting the interests of American General. This obligation of confidence shall not prohibit American General from discussing with or disclosing to others any information which at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by American General in violation of this Agreement); or at the time of disclosure or thereafter is disclosed by MEMC or Hook to third parties without obligation of confidence; or was known by American General prior to being obtained by American General from MEMC or Hook; or was or

                                  - Page 13 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




becomes available to American General on a nonconfidential basis from a source other than MEMC or Hook, provided that American General has no reason to believe such source was bound by a confidentiality agreement with MEMC; or is hereafter independently acquired or developed by American General without violating any of its obligations under this License Agreement. American General may disclose such confidential information to third parties as required by law or responsive to a civil investigative demand, provided that American General first notifies Hook and gives Hook an opportunity to take action to protect the confidentiality of its information.
  13.2. MEMC shall maintain the confidentiality of American General's information (including American General's strategies, methods, books, records, and documents, its technical information concerning its products, equipment, services, and processes, procurement procedures and pricing techniques, the names of and other information, such as credit and financial data, concerning its customers and business affiliates) and will not publish or disclose to anyone, directly or indirectly, any of such confidential matters. This obligation of confidence shall not prohibit MEMC from discussing with or disclosing to others any information which at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by MEMC in violation of this Agreement); or at the time of disclosure or thereafter is disclosed by American General to third parties without obligation of confidence; or was known by MEMC prior to being obtained by MEMC from American General; or was or becomes available to MEMC on a nonconfidential basis from a source other than American General, provided that MEMC has no reason to believe such source was bound by a confidentiality agreement with American General; or is hereafter independently acquired or developed by MEMC without violating any of their obligations under this License Agreement. MEMC may disclose such confidential information to third parties as required by law or responsive to a civil investigative demand, provided that MEMC first notifies American General and gives American General an opportunity to take action to protect the confiden-tiality of its information.

Article 14. Indemnification from third party claims:

  14.1. MEMC shall defend and indemnify American General, other members of the American General Group, and their employees (the Indemnified Parties) from and against any and all third party claims, demands or causes of action, and all costs, expenses (including attorneys fees), liabilities or judgments incurred in connection therewith, brought against any of the Indemnified Parties based upon or pertaining to allegations that the Indemnified Parties' use of any of the components of the Main Event Management System licensed by MEMC to American General hereunder infringes the intellectual property rights of such third parties, including claims of misappropriation of information and copyright infringement. This contractual obligation of indemnification shall not extend to any portion of Main Event Management System created or contrib-uted by employees or independent contractors of the American General Group. Under no circumstances shall MEMC be obligated to indemnify any of the
Indemnified Parties from and against the consequences of his or its own negligence or other fault. If both MEMC and the Indemnified Parties are adjudicated at fault, this contractual obligation of indemnification shall

                                  - Page 14 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




continue but shall be limited to the percentage of responsibility assigned to MEMC (e.g., in the case of an third party intellectual property lawsuit filed against both MEMC and the Indemnified Parties based on an aspect of the licensed Main Event Management System modified by American General, MEMC shall not be obligated to indemnify the Indemnified Parties from and against the consequences of their modification of the Main Event Management System.).
Article 15. Termination:

  15.1. Neither American General nor MEMC may terminate this Agreement except for Cause. The term Cause shall mean a material breach of a material provi-sion of this License Agreement which remains uncorrected for thirty (30) days following written notice by the complaining party to the defaulting party of such breach; provided, however, that while MEMC shall have a cause of action for damages and/or specific performance if American General breaches a provision of this License Agreement, for purposes of determining MEMC's right to terminate this License Agreement the term Cause shall be limited to a breach by American General of its obligations under Paragraph 8.1.
  15.2. Termination of this Agreement shall not terminate the continuing obligations of the parties under this Agreement, e.g., the obligations of confidence imposed on American General and MEMC by Paragraph 13, the con-straints imposed on American General by Paragraph 7, and the payment obliga-tions of Paragraph 8.1. Moreover, even upon termination of this Agreement for Cause by either American General or MEMC, American General shall retain a perpetual, worldwide non-exclusive, non-transferrable (except as provided herein in Paragraph 9.1 with respect to divested businesses) right to use internally in the American General Group the Management Systems and all enhancements and modifications to the Management Systems provided by MEMC to American General prior to the date of termination.

Article 16. Definitions:

  16.1. References to the "American General Group" mean American General and the various entities in which American General owns or controls, directly or indirectly, fifty percent or more of the common stock or other equity interest existing as of the Effective Date or hereafter formed or acquired, but only so long as such entity is so owned.
  16.2. References herein to "Hook no longer controls MEMC" (and correlative phrases shall have consistent meanings) mean the earliest date that (i) Hook no longer owns or has the sole power to direct the voting of a majority of the outstanding voting stock of MEMC, or (ii) MEMC no longer owns all or substan-tially all the rights to the Main Event Management System. Hook agrees to provide written notice to American General that he no longer controls MEMC within ten days after he no longer controls MEMC unless such loss of control is a result of his death or incapacity. Notwithstanding the foregoing, if MEMC is merged, consolidated, or reorganized with or into another entity or transfers all or substantially all of the rights to the Main Event Management System to a successor entity, MEMC shall provide notice to American General of such merger, consolidation or reorganization and the resulting successor entity shall be deemed to be MEMC for purposes of this Agreement.
  16.3. References herein to employees of the American General Group for purposes of determining who may be taught Model-Netics include all employees

                                  - Page 15 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




of the American General Group, directors of the various Boards of Directors of entities comprising the American General Group, and independent contractors under contract with American General to market substantially exclusively American General products and employees of such independent contractors.
  16.4. References herein to the "MEM Modification Committee" mean a special American General committee comprised of its Chief Executive Officer, Chief Financial Officer, and General Counsel.
  16.5. References herein to the Final Date mean June 1, 2007 or the tenth anniversary of the day after the termination of Hook's employment by American General under the Employment Agreement, whichever occurs earlier.
  16.6. References herein to incapacity means (i) during the period Hook is employed by American General or providing consulting services pursuant to the Consulting Agreement, an illness or injury that prevents Hook from performing his services for American General, there is a written medical opinion by a physician reasonably selected by the Board of Directors to the foregoing effect, and the Board of Directors concludes that Hook is permanently and totally unable to perform his duties for American General and (ii) thereafter, an illness or injury that prevents Hook from exercising reasoned judgment as to a decision relevant under this License Agreement, there is a written medical opinion by a physician reasonably selected by the Board of Directors to the foregoing effect, and the Board of Directors concludes that Hook is permanently and totally unable to exercise such reasoned judgment.

Article 17. Miscellaneous:

  17.1. It is recognized that from time to time MEMC may request to engage certain American General employees who are familiar with certain aspects of the Main Event Management System to assist MEMC during their periods of vacation from American General. American General agrees to consider to accommodating such requests for assistance but shall have no obligation to agree to the request.
  17.2. For purposes of this License Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when received by the recipient or upon the expiration of seven days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

  If to American General, to:

      American General Corporation
      ATTN: General Counsel
      2929 Allen Parkway
      Houston, Texas 77019









                                  - Page 16 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




  If to Hook and/or MEMC, to:

      Harold S. Hook
      43 West Terrace Drive
      Houston, Texas 77007-7040

American General, Hook or MEMC may furnish a change of address to the others in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.
  17.3. This License Agreement shall be governed in all respects by the laws of the State of Texas, or, to the extent required, applicable federal law, excluding any conflict-of-law rule or principle that might refer the construc-tion of the License Agreement to the laws of another State or country. This License Agreement may not be waived, modified or amended in any respect by any verbal statement, representation or agreement made by any employee, officer or representative of American General or MEMC, or by any written document unless the written document is signed by a duly authorized officer of American General, Hook (unless he no longer controls MEMC or is incapacitated), and MEMC, and the written document specifically refers to the provision of this License Agreement that is waived, modified or amended.
  17.4. No failure by any party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this License Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.
  17.5. This License Agreement shall be binding upon and inure to the benefit of American General and any other person, association, or entity which may hereafter acquire or succeed to all or substantially all of the business or assets of American General by any means whether direct or indirect, by purchase, merger, consolidation, or otherwise. Hook's rights and obligations under this License Agreement are personal and the rights, benefits, and obligations of Hook shall not be voluntarily or involuntarily assigned, alienated, or transferred, whether by operation of law or otherwise, without the prior written consent of American General. This License Agreement shall be binding upon and inure to the benefit of MEMC and any other person, association, or entity which may hereafter acquire or succeed to all or substantially all of the business or assets of MEMC by any means whether direct or indirect, by purchase, merger, consolidation, or otherwise.
  17.6. Any and all claims, demands, cause of action, disputes, controversies and other matters in question arising out of or relating to this License Agreement, the alleged breach thereof, or in any way relating to the subject matter of this License Agreement involving American General or Hook or MEMC ("Claims"), even though some or all of such Claims allegedly are extra-contractual in nature, whether such Claims sound in contract, tort or other-wise, at law or in equity, under State or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be con-ducted in Houston, Texas. This agreement to arbitrate shall be enforceable in either federal or State court. Judgment upon any award rendered in any such

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              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




arbitration proceeding may be entered by any federal or state court having jurisdiction. The enforcement of this agreement to arbitrate and all proce-dural aspects of this agreement to arbitrate, including but not limited to, the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitra-bility, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. In deciding the substance of any such Claim, the Arbitrators shall apply the substantive laws of the State of Texas; provided, however, that the Arbitra-tors shall have no authority to award punitive damages under any circumstances (whether it be exemplary damages, treble damages, or any other penalty or punitive type of damages) regardless of whether such damages may be available under Texas law, the parties hereby waiving their right, if any, to recover punitive damages in connection with any such Claims. Prior to either party instituting a Claim under this License Agreement, the complaining party shall provide to the other party a written notice specifying the alleged breach. The other party shall be given thirty (30) days to cure such breach before any Claim is filed. It is further agreed that prior to such Claims being submit-ted to the Final Hearing before the Arbitrators on such Claims, American General and Hook shall attempt to resolve such Claims through non-binding mediation of such Claims.
  17.7. In the event of a dispute between the parties, the prevailing party shall be entitled to recover his or its reasonable and necessary attorneys fees, but excluding contingent fee arrangements, and costs.
  17.8. Each of the parties agrees to execute, or cause to be executed by the appropriate person(s) subject to its control, such additional documents as are reasonably requested by another party to record or perfect any of the assign-ments, licenses or other rights that are the subject of this License Agree-ment, the Employment Agreement or the Consulting Agreement, or that may be necessary or desirable to effectuate the intention of the parties as expressed in this License Agreement, the Employment Agreement or the Consulting Agree-ment.
  IN WITNESS WHEREOF this Agreement has been executed by American General Corporation and Main Event Management Corporation through their authorized representatives and individually by Harold S. Hook for the limited purposes stated above.

          AMERICAN GENERAL CORPORATION

          By:________________________________________
          Name:_____________________________________
          Title:______________________________________
          This 27th day of April, 1994.









                                  - Page 18 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC

     AMERICAN GENERAL CORPORATION
               FORM 10-Q
  For the Quarter Ended June 30, 1994




          MAIN EVENT MANAGEMENT CORPORATION

          By:________________________________________
          Name:_____________________________________
          Title:______________________________________
          This 27th day of April, 1994.
          ____________________________________________
          HAROLD S. HOOK
          This 27th day of April, 1994.

                                  - Page 19 -
              LICENSE AGREEMENT BETWEEN AMERICAN GENERAL AND MEMC